Credit Suisse Asset Management Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

                 ---------------------------------------------

OFFICERS AND DIRECTORS

William W. Priest, Jr.      Suzanne E. Moran
CHAIRMAN OF THE BOARD       INVESTMENT OFFICER
Prof. Enrique R. Arzac      Hal Liebes
DIRECTOR                    SENIOR VICE PRESIDENT
Lawrence J. Fox             Michael A. Pignataro
DIRECTOR                    CHIEF FINANCIAL OFFICER,
                            VICE PRESIDENT AND
James S. Pasman, Jr.        SECRETARY
DIRECTOR                    Robert M. Rizza
Richard J. Lindquist        VICE PRESIDENT AND
PRESIDENT AND CHIEF         TREASURER
INVESTMENT OFFICER

            --------------------------------------------------------

INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
153 East 53rd Street
New York, New York 10022
Phone 1-800-293-1232

            --------------------------------------------------------

ADMINISTRATOR AND CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

            --------------------------------------------------------

SHAREHOLDER SERVICING AGENT
BankBoston N.A.
P.O. Box 1865
Mailstop 45-02-62
Boston, Massachusetts 02105-1865
Phone 1-800-730-6001

            --------------------------------------------------------

LEGAL COUNSEL
Willkie Farr & Gallagher
787 7th Avenue
New York, New York 10019

            --------------------------------------------------------

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103

            --------------------------------------------------------

            --------------------------------------------------------

                Credit Suisse Asset Management Income Fund, Inc.

                 ---------------------------------------------

                                 ANNUAL REPORT
                               December 31, 1999

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
FOURTH QUARTER REPORT - 12/31/99

----------
Dear Shareholders:                                              January 25, 2000

We are writing to report on the activities of Credit Suisse Asset Management Income Fund, Inc. ("the Fund") for the quarter ended December 31, 1999 and to discuss our investment strategy.

    At December 31, 1999, the Fund's net asset value ("NAV") was $7.34, compared to an NAV of $7.28 at September 30, 1999. The Fund's total return (based on NAV and assuming reinvestment of dividends of $0.18 per share) for the period was 3.8%. For 1999 as a whole, the Fund returned 4.5%.

    At December 31, 1999, $201.4 million was invested in high yield debt securities; $22.4 million in investment-grade debt securities; $24.5 million in equity securities; and the balance of $0.9 million in cash equivalents. The investment-grade component consisted of short- and intermediate-term mortgages, asset-backed securities and corporate bonds of intermediate maturity. Of the debt securities, the largest concentration (55.7%) was invested in B-rated issues.

THE MARKET: REBOUNDING

    Sentiment and performance in the high yield market rebounded nicely in the fourth quarter from their weakness in the third quarter. As measured by the Salomon Smith Barney High-Yield Market Index, the broad high yield market rose 1.7% after falling by the same amount in the third quarter.

    On a big-picture level, two factors helped to set a generally positive tone. The first was changing perceptions about higher U.S. inflation which, in turn, would likely compel the Federal Reserve to raise interest rates. While high yield participants had previously joined investors in most other financial markets in expressing great concern about increasing inflation and rates, they took a more optimistic approach this time around.

    The consensus high yield perspective was simply more hopeful and reflected confidence--whether based on careful analysis, wishful thinking or both--that strong economic growth would benefit high yield issuers more in terms of increasing revenues and cash flow than it would hurt them via rising rates due to inflation. When the Fed raised rates by 25 basis points on November 16, therefore, the market didn't fall apart. If anything, the Fed's indications that it would postpone any further rate hikes until after the new year served to boost confidence even more.

    The second big-picture factor was receding fears of Y2K-related technology dangers, which had been a growing part of investor consciousness as the year progressed. Such fears began to dissipate around mid-November, though, thus flashing a figurative green light to investors in relatively risky assets like equities and high yield. Ironically, the lower trading volumes in late December resulting from Y2K-based precautions helped to magnify price swings on the upside for selected instruments.

    Other factors more specific to high yield also contributed to the quarter's gains. Perhaps the most notable was the global rally in securities of telecommunications companies. While this attracted much more publicity in the equity markets, it also had a meaningfully favorable impact on high yield, as telecom was (and is) the most heavily weighted industry sector in most broad high yield indices and its performance was among the quarter's strongest.

    Another was the fact that net flows into high yield mutual funds turned positive in November after being negative for the three prior months. Fund flows were negative in December, but we consider this as generalized among taxable fixed income markets and not strictly directed at high yield.

PERFORMANCE: EFFECTIVE SECTOR ALLOCATION

    The Fund meaningfully outperformed the broad high yield market during the quarter primarily due to our ongoing overweight allocations to three key sectors:

    - TELECOMMUNICATIONS. While the high yield telecom sector outperformed the overall high yield market on the back of equities' strength and an active environment for industry consolidation, our choices within the sector helped the Fund's telecom holdings to do even better. More specifically, we emphasized wireless companies, which excelled, and avoided paging companies, which underperformed; and we favored deferred-interest issues, which decisively outperformed traditional cash-paying securities.

    - CABLE/MEDIA. We have long overweighted cable and media companies in the belief that they would benefit from enduring trends of consolidation and improving operating results. Both such trends were very much in evidence not simply in the quarter, but throughout the entire year.

    - GAMING. Our comments about cable/media also apply to the gaming business. In addition, we shifted our holdings away from companies with significant operations in the gaming centers of Las Vegas and Atlantic City, where industry conditions were somewhat problematic, and toward those with facilities in more favorable environments elsewhere.

OUTLOOK: EXTERNAL CONDITIONS SUGGEST A CAUTIOUS STANCE

    We continue to see current fundamentals for the broad high yield market as quite good, based on these and other factors:

    - The U.S. economy is strong and should stay that way, which is traditionally favorable for high yield issuers.

    - Liquidity has begun to return to the market from a number of sources: dealers with more risk capital available for trading and inventory now that 1999 is over; individuals and institutions returning from the sidelines with fresh cash and a renewed appetite for buying; and issuers eager to tap the market as the prospect of higher interest rates raises the cost of new debt.

    - The Y2K phenomenon has mostly come and gone, and in its wake should leave valuations at more attractive levels.

    - Investor tolerance for risk tends to increase at the beginning of a calendar year.

    Nonetheless, we expect overall high yield activity to be most responsive to external conditions, particularly the outlook for U.S. interest rates. As we write, the yield on the bellwether 30-year Treasury bond has risen above 6.70% for the first time since the third quarter of 1997, and trading in the futures market suggests that investors expect the Federal Reserve to raise rates by at least another 25-50 basis points in the next few months. We are inclined to agree with the latter assessment.

    Our sense is that the obsessive "Fed-watching" behavior that we used to describe the market in the second and third quarters will reassume a dominant psychological role throughout the fixed income universe. Investors are unlikely to think and act beyond a month-to-month perspective until the interest-rate environment becomes clearer. We do not anticipate this occurring before the middle of the year or so.

    The bottom line: we believe that a cautious stance is most appropriate for the time being, and expect high yield to outperform investment-grade sectors based on its higher absolute yields and relatively better prospects during periods of strong macroeconomic growth.

    The essential strategy with which we have managed the Fund for some time remains intact. We are keeping the portfolio most heavily weighted in telecommunications, cable/media and gaming, whose positive industry and company fundamentals are unchanged. We are also selectively adding to positions in economically sensitive industries such as paper and energy, whose underlying fundamentals are beginning to show genuine signs of improvement, and will continue to do so if this trend continues.

    As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management, LLC at (800) 293-1232. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 730-6001.

Sincerely yours,

/s/ Richard J. Lindquist
Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER*

/s/ William W. Priest, Jr.
William W. Priest, Jr.
CHAIRMAN OF THE BOARD**

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

    I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management, LLC ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

    II. Effective May 11, 1999, the BEA Income Fund, Inc. announced that, following approval by shareholders at their Annual Shareholders' Meeting held on May 10, 1999, the Fund had changed its name to Credit Suisse Asset Management Income Fund, Inc. The Fund's ticker symbol on the New York Stock Exchange changed to "CIK" from "FBF" accordingly.

    III. Effective September 7, 1999, shareholders whose shares are registered in their name are automatically eligible to participate in a dividend reinvestment program known as the InvestLink Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 26 through 27 of the report.

    * Richard J. Lindquist, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist also is President and Chief Investment Officer of Credit Suisse Asset Management Strategic Global Income Fund, Inc.

    ** William W. Priest, Jr., who is a Managing Director and Chief Executive Officer-Americas of Credit Suisse Asset Management, LLC ("CSAM"), joined CSAM in 1972. Mr. Priest is a Director and Chairman of other investment companies advised by CSAM.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

TOP TEN HOLDINGS (UNAUDITED)

(as a % of net assets as of 12/31/99)
---------------------------------------------------------------------

                   1.   Spanish Broadcasting System, Inc.,
                          Class B..........................      1.68%
                   2.   Price Communications Corp..........      0.97%
                   3.   Ainsworth Lumber Co., Ltd., Yankee
                          Sr. Secured Notes, 12.50%,
                          7/15/07..........................      0.82%
                   4.   UnitedGlobalCom, Inc., Class A.....      0.74%
                   5.   Dr. Pepper Bottling Holdings, Inc.
                          Class A..........................      0.74%
                   6.   Univision Network Holding L.P. Sub.
                          Notes 7.00%, 12/17/02............      0.71%
                   7.   Capstar Broadcasting Partners, Inc.
                          Sr. Discount Notes 0.00%,
                          2/1/09...........................      0.70%
                   8.   Coinstar, Inc., Sr. Discount Notes
                          13/00%, 10/1/06..................      0.70%
                   9.   Advance Stores Co., Gtd. Sr. Sub.
                          Notes 10.25%, 4/15/08............      0.68%
                  10.   Telewest Communications plc Yankee
                          Sr. Sub. Discount Deb. 0.00%,
                          10/1/07..........................      0.68%

CREDIT QUALITY BREAKDOWN (UNAUDITED)

(as a % of total investments as of 12/31/99)
------------------------------------------------------

AAA/Aaa..................................          2.9%
AA/Aa....................................          0.1
A/A......................................          1.3
BBB/Baa..................................          4.8
BB/Ba....................................          6.0
B/B......................................         50.0
CCC/Caa..................................         11.4
NR.......................................         13.3
                                              --------
  Subtotal...............................         89.8
Equities and Other.......................         10.2
                                              --------
  Total..................................        100.0%
                                              ========

PORTFOLIO OF INVESTMENTS

---------

DECEMBER 31, 1999

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
DOMESTIC SECURITIES (96.2%)
---------------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (82.8%)
---------------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.7%)
         (1)  Decrane Aircraft Holdings
               Series B, Gtd.
               12.00%, 9/30/08                      Caa1   $        800   $    736,000
              Lockheed Martin Corp.:
               Notes
               7.95%, 12/1/05                       Baa3            345        340,256
               8.20%, 12/1/09                       Baa3            125        124,375
              Raytheon Co.
               Notes
               6.45%, 08/15/02                      Baa2            400        389,124
              United Technologies Corp.
               Notes
               6.625%, 11/15/04                       A2            195        190,856
                                                                          ------------
              GROUP TOTAL                                                    1,780,611
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
AUTOMOTIVE (3.1%)
              Aetna Industries, Inc.
               Sr. Notes
               11.875%, 10/1/06                       B3            600        582,000
              Autotote Corp.
               Series B,
               10.875%, 8/1/04                        B2            750        768,750
         (2)  Breed Technologies, Inc.
               Gtd. Sr. Sub.
               Notes
               9.25%, 4/15/08                       Caa3            400         10,000
              Cambridge Industries, Inc.
               Series B,
               Gtd. Sr. Sub. Notes
               10.25%, 7/15/07                        B3            500        203,750
              Collins & Aikman
               Products, Corp.
               Sr. Sub. Notes
               11.50%, 4/15/06                        B3            700        686,000
              DaimlerChrysler NA
               Holdings, Corp.
               Gtd.
               7.20%, 9/1/09                          A1            260        255,382
              Delco Remy
               International, Inc.
               Gtd. Sr. Sub. Notes
               10.625%, 8/1/06                        B2            600        621,000
              Hayes Lemmerz
               International, Inc.:
               Series B,
               Gtd. Sr. Notes
               9.125%, 7/15/07                        B2            500        488,750
               8.25%, 12/15/08                        B2            750        682,500
         (1)  Holley Performance
               Products
               Sr. Notes
               12.25%, 9/15/07                        B2            500        476,250
         (1)  Lear Corp.
               Sr. Notes
               7.96%, 5/15/05                        Ba1             65         62,319

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
              Meritor Automotive, Inc.
               Notes
               6.80%, 2/15/09                       Baa2   $        165   $    149,119
              Motor Coach Industries
               International, Inc.
               Gtd.
               11.25%, 5/1/09                         B2          1,000      1,022,500
              Oxford Automotive, Inc.
               Gtd. Sr. Sub. Notes
               10.125%, 6/15/07                     Caa1          1,375      1,295,938
              Safety Components
               International, Inc.
               Series B,
               Gtd. Sr. Sub. Notes
               10.125%, 7/15/07                       B3            500        308,750
              Stanadyne Automotive
               Series B,
               Gtd. Sr. Sub. Notes
               10.25%, 12/15/07                     Caa1            400        331,000
                                                                          ------------
              GROUP TOTAL                                                    7,944,008
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
BROADCASTING (4.5%)
      (2)(3)  Australis Holdings Pty. Ltd.
               Yankee Sr. Secured
               Discount Notes
               0.00%, 11/1/02                        N/R          3,950         39,500
      (2)(3)  Australis Media Ltd.
               Yankee Units
               15.75%, 5/15/03                         C          2,412         12,060
         (3)  Capstar Broadcasting
               Partners, Inc.
               Sr. Discount Notes
               0.00%, 2/1/09                         N/R          2,000      1,787,500
         (1)  Chancellor Media Corp.
               Sr. Sub. Notes
               9.00%, 10/1/08                         B1            500        520,000
              Cumulus Media, Inc.
               Sr. Sub. Notes
               10.375%, 7/1/08                        B3            800        830,000
              EchoStar
               Communications Corp.
               Sr. Notes
               9.375%, 2/1/09                         B2            750        751,875
              Granite Broadcasting
               Corp.:
               Series A,
               Sr. Sub. Notes
               9.375%, 12/1/05                        B3            300        300,750
               8.875%, 5/15/08                        B3            900        859,500
              Pegasus Media &
               Communications, Inc.
               Series B, Notes
               12.50%, 7/1/05                         B2            250        268,125
              Salem Communications
               Corp.
               Series B,
               Gtd.
               9.50%, 10/01/07                        B3            500        503,750

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Sinclair Broadcast
               Group, Inc.:
               Sr. Sub. Notes
               10.00%, 9/30/05                        B2   $        900   $    895,500
               Gtd. Sr. Sub. Notes
               8.75%, 12/15/07                        B2            350        323,750
              Time Warner
               Telecom, L.L.C.
               Sr. Notes
               9.75%, 7/15/08                         B2            500        512,500
              Turner Broadcasting
               Systems, Inc.
               Sr. Notes
               7.40%, 2/1/04                         Ba1             65         64,562
         (3)  United International
               Holdings, Inc.
               Series B,
               Sr. Discount Notes
               0.00%, 2/15/08                         B3          1,450        917,125
              Univision Network
               Holding L.P.
               Sub. Notes
               7.00%, 12/17/02                       N/R          1,500      1,815,000
              Young Broadcasting, Inc.:
               Series B, Gtd.
               Sr. Sub. Notes
               9.00%, 1/15/06                         B2            300        290,250
               Sr. Sub. Notes
               8.75%, 6/15/07                         B2            865        828,238
                                                                          ------------
              GROUP TOTAL                                                   11,519,985
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
BUSINESS SERVICES (0.4%)
              Comdisco Inc
               Medium Term Notes
               7.23%, 8/16/01                       Baa1            130        129,186
               Sr. Notes
               7.25%, 9/1/02                        Baa1            230        226,837
              General Binding Corp.
               Gtd. Sr. Sub. Notes
               9.375%, 6/1/08                         B2            250        111,875
              Iron Mountain, Inc.
               Sr. Sub. Notes
               8.75%, 9/30/09                         B3            450        434,250
                                                                          ------------
              GROUP TOTAL                                                      902,148
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
CABLE (9.6%)
              Adelphia
               Communications Corp.
               Series B,
               Sr. Notes
               8.375%, 2/1/08                         B3            800        744,000
         (3)  Avalon Cable
               Holdings, Inc.
               Sr. Discount Notes
               0.00%, 12/1/08                       Caa1            300        196,875
              CSC Holdings, Inc.:
               Sr. Sub. Notes
               9.875%, 5/15/06                        B1            400        422,000
               Series B,
               Sr. Sub. Debentures
               8.125%, 8/15/09                       Ba2            350        343,868
               9.875%, 2/15/13                        B1            850        896,750

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
              Century Communications
               Corp.:
               Series B,
               0.00%, 1/15/08                        Ba3   $        650   $    279,500
               Sr. Notes
               9.75%, 2/15/02                        Ba3            500        500,000
               8.75%, 10/1/07                        Ba3            400        381,000
              Charter Communications
               Holdings:
               Sr. Notes
               8.625%, 4/1/09                         B2          1,000        925,000
         (3)   Sr. Discount Notes
               0.00%, 4/1/11                          B2          1,000        588,750
              Classic Cable, Inc.
               Series B,
               Gtd.
               9.375%, 8/1/09                         B3            400        393,000
              Coaxial
               Communications, Inc.
               Gtd. Notes
               10.00%, 8/15/06                        B3            900        884,250
              Comcast Corp.:
               Sr. Sub. Notes
               9.375%, 5/15/05                       Ba3            180        189,225
               9.125%, 10/15/06                      Ba3            750        763,762
         (3)  Diamond Cable
               Communications plc
               Yankee Discount Notes
               0.00%, 12/15/05                      Caa1          1,500      1,417,500
         (3)  DIVA Systems Corp.
               Series B,
               Sr. Discount Notes
               0.00%, 3/1/08                         N/R          2,775        926,850
              Falcon Holdings Group,
               L.P./Falcon Funding
               Corp.:
               Sr. Debentures
               8.375%, 4/15/10                        B2            500        503,750
         (3)   Sr. Discount Debentures
               0.00%, 4/15/10                         B2          1,500      1,119,375
              International Cable
               Television, Inc.:
               Series A,
               Sr. Notes
               12.75%, 4/15/05                        B3          1,000      1,000,000
         (3)   Series B,
               0.00%, 2/1/06                          B3          1,050        945,000
              James Cable Partners L.P.
               Series B,
               Sr. Notes
               10.75%, 8/15/04                       N/R          1,550      1,573,250
              Jones Intercable, Inc.
               Sr. Notes
               7.625%, 4/15/08                       Ba2          1,150      1,101,389
              Lenfest
               Communications Inc.:
               Sr. Notes
               8.375%, 11/1/05                       Ba3            500        508,965
               10.50%, 6/15/06                        B2            900        990,000
               8.25%, 2/15/08                         B2            200        201,750

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
              NTL
               Communications Corp.:
               Series B,
               Sr. Notes
               10.00%, 2/15/07                        B3   $        500   $    515,000
         (3)   0.00%, 10/1/08                         B3          1,500      1,050,000
               11.50%, 10/1/08                        B3            600        648,000
              Northland Cable
               Television
               Sr. Sub. Notes
               10.25%, 11/15/07                      N/R            500        502,500
              Olympus Communications,
               L.P./ Olympus
               Capital Corp.
               Series B,
               Sr. Notes
               10.625%, 11/15/06                      B1          1,000      1,081,250
         (3)  Renaissance Media Group
               Sr. Discount Notes
               0.00%, 4/15/08                         B3          1,000        708,750
              Rogers Cablesystems Ltd.
               Gtd.
               10.00%, 12/1/07                       Ba3            450        478,125
         (3)  Telewest
               Communications plc
               Yankee Sr. Sub. Discount
               Debentures
               0.00%, 10/1/07                         B1          1,850      1,725,125
                                                                          ------------
              GROUP TOTAL                                                   24,504,559
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
CHEMICALS (1.7%)
              Applied Extrusion
               Technologies
               Series B, Sr. Notes
               11.50%, 4/1/02                         B2          1,500      1,522,500
              Huntsman Corp.
               Sr. Sub. Notes
               9.50%, 7/1/07                          B2            400        381,000
              Huntsman Polymers Corp.
               Sr. Notes
               11.75%, 12/1/04                        B1            900        945,000
              Lyondell Chemical Co.
               Series B,
               Secured Notes
               9.875%, 5/1/07                        Ba3            500        517,500
              NL Industries, Inc.
               Sr. Secured Notes
               11.75%, 10/15/03                       B1            250        258,750
         (3)  Sterling Chemical
               Holdings, Inc.
               Sr. Secured Discount
               Notes
               0.00%, 8/15/08                       Caa1          1,000        260,000
              Sterling Chemicals, Inc.
               Sr. Sub. Notes
               11.75%, 8/15/06                        B3            334        249,665
              Texas Petrochemical Corp.
               Corp.
               Series B, Sr. Sub. Notes
               11.125%, 7/1/06                       N/R            350        303,625
                                                                          ------------
              GROUP TOTAL                                                    4,438,040
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
CONSTRUCTION & BUILDING MATERIALS (1.3%)
              AFC Enterprises
               Sr. Sub. Notes
               10.25%, 5/15/07                       N/R   $        400   $    403,000
              American Architectural
               Products Corp.
               Gtd. Sr. Notes
               11.75%, 12/01/07                     Caa1          1,150        330,625
         (1)  Building One Services
               Sr. Sub. Notes
               10.50%, 5/1/09                         B2            500        480,000
              Collins & Aikman Floor
               Coverings, Inc.
               Series B,
               Sr. Sub. Notes
               10.00%, 1/15/07                        B3          1,000        987,500
              International Utility
               Structures, Inc.
               Yankee Sr. Sub. Notes
               10.75%, 2/1/08                       Caa1            500        416,250
              MMI Products, Inc.
               Series B,
               Sr. Sub. Notes
               11.25%, 4/15/07                        B2            250        258,750
              Uniforet, Inc.
               Yankee Gtd.
               11.125%, 10/15/06                      B3            250        156,875
              Waxman Industries, Inc.
               Series B, Sr. Notes
               12.75%, 6/1/04                       Caa1            600        300,000
                                                                          ------------
              GROUP TOTAL                                                    3,333,000
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (2.3%)
              Coinstar, Inc.
               Sr. Discount Notes
               13.00%, 10/1/06                      Caa1          1,700      1,778,625
              Doskocil Manufacturing
               Co., Inc.
               Gtd. Sr. Sub. Notes
               10.125%, 9/15/07                       B3            500        163,750
              Drypers Corp.
               Series B, Sr. Notes
               10.25%, 6/15/07                      Caa1            250        203,750
              Fort James Corp.
               Sr. Notes
               6.234%, 3/15/01                      Baa3            155        153,394
              Holmes Products Corp.
               Gtd. Sr. Sub. Notes
               9.875%, 11/15/07                       B3            800        598,000
              Indesco International, Inc.
               Gtd. Sr. Sub. Notes
               9.75%, 4/15/08                         B3            600        268,500
              Jordan Industries, Inc.
               Series B, Sr. Notes
               10.375%, 8/1/07                        B3          1,150      1,147,125
              Packaged Ice, Inc.
               Gtd. Sr. Notes
               9.75%, 2/1/05                          B3            100         91,250
              Playtex Products, Inc.
               Series B, Gtd. Sr. Notes
               8.875%, 7/15/04                        B1            225        225,000

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Revlon Consumer
               Products
               Sr. Sub. Notes
               8.625%, 2/1/08                         B3   $        700   $    343,000
         (1)  Scotts Co.
               Sr. Sub. Notes
               8.625%, 1/15/09                        B2            300        293,250
              Sealy Mattress Co.
               Gtd. Sr. Sub. Notes
               9.875%, 12/15/07                       B3            200        197,500
              United Rentals, Inc.
               Sr. Sub. Notes
               9.25%, 1/15/09                         B1            500        480,000
                                                                          ------------
              GROUP TOTAL                                                    5,943,144
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
ELECTRONICS (1.0%)
         (1)  Condor Systems, Inc.
               Gtd. Sr. Sub. Notes
               11.875%, 5/1/09                        B3            400        303,000
              Details, Inc.
               Series B, Sr. Sub. Notes
               10.00%, 11/15/05                       B3            500        461,250
              Unisys Corp.:
               Series B, Sr. Notes
               12.00%, 4/15/03                        B1          1,000      1,065,000
               Sr. Notes
               11.75%, 10/15/04                       B1            225        247,500
               7.875%, 4/1/08                         B1            250        241,875
              Viasystems, Inc.:
               Sr. Sub. Notes
               9.75%, 6/1/07                          B3            300        164,250
               Series B, Sr. Sub. Notes
               9.75%, 6/1/07                          B3            150         82,125
                                                                          ------------
              GROUP TOTAL                                                    2,565,000
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
ENERGY (4.8%)
              Abraxas Petroleum
               Corp.
               Series D, Sr. Notes
               11.50%, 11/1/04                        B2          1,085        737,800
              Bellwether
               Exporation Co.
               Gtd. Sr. Sub. Notes
               10.875%, 4/1/07                        B3          1,250      1,146,875
              Canadian Forest Oil Ltd.
               Gtd. Sr. Sub. Notes
               8.75%, 9/15/07                         B2            450        429,750
              Cliffs Drilling Co.
               Series D,
               Gtd. Sr. Notes
               10.25%, 5/15/03                        B1          1,100      1,124,750
              Cogentrix Energy, Inc.
               Gtd. Unsecured Notes
               8.75%, 10/15/08                       Ba1          1,000      1,006,250
              Conoco, Inc.
               Sr. Notes
               6.35%, 4/15/09                         A3            405        375,131
              Continental Resources
               Gtd. Sr. Notes
               10.25%, 8/1/08                         B3            250        218,125

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
              Contour Energy Co.
               Gtd.
               14.00%, 4/15/03                        B3   $        551   $    534,470
              Edison International, Inc.
               Notes
               6.875%, 09/15/04                       A2            250        244,063
              First Wave Marine, Inc.
               Gtd. Sr. Notes
               11.00%, 2/1/08                         B3          1,000        703,750
              Frontier Oil Corp.
               Sr. Notes
               11.75%, 11/15/09                       B2            800        786,000
              Giant Industries, Inc.
               Gtd. Sr. Sub. Notes
               9.00%, 9/1/07                          B2            500        460,000
              Gothic Production Corp.
               Series B,
               Gtd. Sr. Secured Notes
               11.125%, 5/1/05                        B3            250        211,875
              H.S. Resources, Inc.:
               Gtd. Sr. Sub. Notes
               9.25%, 11/15/06                        B2            600        595,500
              Sr. Sub. Notes
               9.875%, 12/1/03                        B2            500        504,375
              Key Energy Services, Inc.
               Sr. Sub. Notes
               14.00%, 1/15/09                        B3          1,250      1,364,062
              Korea Electric Power
               Yankee
               Unsecured Debentures
               7.00%, 2/1/07                        Baa3            240        222,439
              Parker Drilling Co.
               Series D, Gtd. Sr. Notes
               9.75%, 11/15/06                        B1            300        290,250
              Plains Resources, Inc.
               Series B, Gtd. Sr. Sub.
               Notes
               10.25%, 3/15/06                        B2            375        365,625
              Southwest Royalties, Inc.
               Series B, Gtd. Sr. Notes
               10.50%, 10/15/04                       B3            500        275,000
         (1)  Valero Energy
               Bonds
               6.75%, 12/15/02                      Baa3            185        180,295
              Wiser Oil Co.
               Gtd. Sr. Sub. Notes
               9.50%, 5/15/07                         B2            450        347,625
                                                                          ------------
              GROUP TOTAL                                                   12,124,010
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (2.3%)
              American Skiing Co.
               Series B, Sr. Sub. Notes
               12.00%, 7/15/06                        B3            425        383,563
              Bally Total Fitness
               Holdings
               Series D, Sr. Sub. Notes
               9.875%, 10/15/07                       B3            350        338,625
              Booth Creek Ski
               Holdings, Inc.
               Series B, Sr. Sub. Notes
               12.50%, 3/15/07                      Caa1          1,000        717,500

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Cinemark U.S.A., Inc.
               Series D, Sr. Sub. Notes
               9.625%, 8/1/08                         B2   $        250   $    230,625
              Loews Cineplex
               Sr. Sub. Notes
               8.875%, 8/1/08                         B3            900        796,500
              Outboard Marine Corp.
               Series B, Gtd. Sr. Notes
               10.75%, 6/1/08                         B3            500        363,750
      (1)(2)  Premier Cruises, Ltd.
               Gtd. Sr. Notes
               11.00%, 3/15/08                        B3            900         45,000
              Production Resource
               Group, L.L.C./PRG
               Finance Group
               Gtd. Sr. Sub. Notes
               11.50%, 1/15/08                      Caa2            750        667,500
              Regal Cinemas, Inc.
               Sr. Sub. Notes
               9.50%, 6/1/08                        Caa1          1,050        798,000
              Silver Cinemas, Inc.
               Sr. Sub. Notes
               10.50%, 4/15/05                      Caa1          1,900        788,500
              Time Warner, Inc.:
               Notes
               8.11%, 8/15/06                       Baa3             60         61,350
               Debentures
               7.48%, 1/15/08                        Ba1            170        167,663
               6.85%, 1/15/26                        Ba1            370        364,646
                                                                          ------------
              GROUP TOTAL                                                    5,723,222
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (2.0%)
              Allstate Corp.
               Sr. Notes
               7.20%, 12/1/09                         A1            120        116,400
              Bear Stearns Co., Inc.
               Notes
               7.625%, 12/7/09                        A2            370        363,062
              Capital One Bank
               Sr. Notes
               6.57%, 1/27/03                       Baa2            290        281,300
              Citicorp
               Series F, Sub. Notes
               6.375%, 11/15/08                       A1            140        129,417
              Conseco, Inc.:
               Notes
               7.875%, 12/15/00                     Baa3            170        169,949
               6.40%, 2/10/03                       Baa3            155        148,413
               9.00%, 10/15/06                      Baa3            125        128,281
         (1)  ERAC USA Finance Co.
               Notes
               7.95%, 12/15/09                      Baa2            290        285,650
              Finova Capital Corp.:
               Notes
               6.55%, 11/15/02                      Baa1            155        151,706
               7.25%, 11/8/04                       Baa1            135        133,481
              Ford Motor Credit Co.
               Notes
               7.375%, 10/28/09                       A1            455        449,199
              Gatx Capital Corp.
               Notes
               7.75%, 12/1/06                       Baa2            250        245,625

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
              Goldman Sachs Group, Inc.
               Medium Term Notes
               7.35%, 10/1/09                         A1   $        440   $    429,000
              Lehman Brothers Holdings
               Notes
               6.625%, 4/1/04                       Baa1            135        130,106
              Long Island Savings Bank
               F.S.B.
               Notes
               7.00%, 6/13/02                       Baa3            770        756,094
         (1)  Potomac Capital
               Investment Corp.
               Notes
               7.55%, 11/19/01                      Baa1            150        148,875
         (1)  Prudential Insurance Co.
               Sr. Notes
               6.375%, 7/23/06                        A2            200        186,796
              Sanwa Finance Aruba AEC
               Bank Gtd.
               8.35%, 7/15/09                       Baa1            200        201,250
              Sumitomo Bank
               Notes
               8.50%, 6/15/09                       Baa1            100        101,125
         (1)  US West Cap Funding, Inc.
               Gtd.
               6.875%, 8/15/01                      Baa1            270        268,988
         (2)  Westfed Holdings
               Sr. Debentures
               15.50%, 9/15/99                       N/R          1,750        332,500
                                                                          ------------
              GROUP TOTAL                                                    5,157,217
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (1.9%)
              AmeriServ Food
               Distribution, Inc.
               Gtd. Sr. Notes
               8.875%, 10/15/06                       B1            500        275,000
              Archibald Candy Corp.
               Gtd. Sr. Secured Notes
               10.25%, 7/1/04                         B2          1,000        970,000
              Eagle Family Foods
               Series B, Gtd. Sr. Notes
               8.75%, 1/15/08                         B3            450        342,000
              Fleming Companies, Inc.
               Sr. Sub. Notes
               10.50%, 12/1/04                        B3            700        647,500
              International Home
               Foods, Inc.
               Gtd. Sr. Sub. Notes
               10.375%, 11/1/06                       B2          1,000      1,037,500
              Kroger Co.:
               Notes
               7.25%, 6/1/09                        Baa3            260        248,625
               Sr. Notes
               7.625%, 9/15/06                      Baa3            400        391,500

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
         (1)  Premier International Foods,
               plc
               Sr. Notes
               12.00%, 9/1/09                         B3   $      1,000   $    997,500
                                                                          ------------
              GROUP TOTAL                                                    4,909,625
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
HEALTH CARE (1.3%)
         (1)  ICN Pharmaceutical
               Sr. Notes
               8.75%, 11/15/08                       Ba3            500        463,125
         (1)  Icon Health & Fitness, Inc.
               Gtd.
               12.00%, 9/27/05                       N/R            222        122,100
              Meditrust
               Conv. Debentures
               7.50%, 3/1/01                        Baa3          2,000      1,660,000
              Oxford Health Plans
               Sr. Notes
               11.00%, 5/15/05                      Caa1            590        572,300
              Paracelsus Healthcare
               Sr. Sub. Notes
               10.00%, 8/15/06                        B3            750        435,000
                                                                          ------------
              GROUP TOTAL                                                    3,252,525
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (2.4%)
              AMTROL Acquisition, Inc.
               Sr. Sub. Notes
               10.625%, 12/31/06                      B3            400        393,500
              APCOA, Inc.
               Gtd. Sr. Notes
               9.25%, 3/15/08                       Caa1            430        304,225
              Atlantis Group, Inc.
               Sr. Notes
               11.00%, 2/15/03                        B2            585        590,850
              CLARK Material
               Handling Co.
               Gtd. Sr. Notes
               10.75%, 11/15/06                       B1            550        174,625
         (1)  Diamond Triumph
               Sr. Notes
               9.25%, 4/1/08                          B2            500        353,750
              Elgar Holdings, Corp.
               Gtd.
               9.875%, 2/1/08                         B2            200        130,500
              Haynes International,
               Inc.
               Sr. Notes
               11.625%, 9/1/04                        B3            500        415,000
              International Knife &
               Saw, Inc.
               Sr. Sub. Notes
               11.375%, 11/15/06                      B3            750        574,688
              K N Energy, Inc.
               Notes
               6.30%, 3/1/01                        Baa2            270        267,192
              Motors & Gears, Inc.
               Series D, Sr. Notes
               10.75%, 11/15/06                       B3          1,400      1,342,250
              Neenah Corp.
               Series B, Sr. Sub. Notes
               11.125%, 5/1/07                        B3            250        231,875

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
              Park-Ohio Industries, Inc.
               Sr. Sub. Notes
               9.25%, 12/1/07                         B2   $        400   $    384,000
              Seagate Technology, Inc.
               Sr. Debentures
               7.45%, 3/1/37                        Baa3            120        111,600
         (3)  Thermadyne
               Manufacturing, L.L.C./
               Thermadyne Capital
               Corp.
               Gtd. Sr. Sub. Notes
               0.00%, 6/1/08                          B3            975        470,438
              Thermadyne Holdings
               Corp.
               Sr. Discount Notes
               9.875%, 6/1/08                       Caa1            300        257,625
                                                                          ------------
              GROUP TOTAL                                                    6,002,118
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
METALS & MINING (2.9%)
              Algoma Steel, Inc.
               Yankee First Mortgage
               Notes
               12.375%, 7/15/05                       B1          1,000        937,500
              Bayou Steel Corp.
               First Mortgage Notes
               9.50%, 5/15/08                         B1            500        466,250
              GS Technologies Operations
               Gtd. Sr. Notes
               12.00%, 9/1/04                         B2            525        292,688
         (2)  Gulf States Steel, Inc.
               First Mortgage Notes
               13.50%, 4/15/03                        B1          1,050        105,000
              Kaiser Aluminum &
               Chemical Corp.
               Series D, Sr. Notes
               10.875%, 10/15/06                      B1            675        682,593
              Lodestar Holdings, Inc.
               Sr. Notes
               11.50%, 5/15/05                      Caa2            800        406,000
              Metallurg, Inc.
               Series B, First Mortgage
               Gtd. Sr. Notes
               11.00%, 12/1/07                        B3            950        876,375
              National Steel Corp.
               Series D,
               First Mortgage Bonds
               9.875%, 3/1/09                        Ba3            750        768,750
              Sheffield Steel Corp.
               Series B,
               First Mortgage Bonds
               11.50%, 12/1/05                      Caa2            750        622,500
              WCI Steel, Inc.
               Series B,
               Sr. Secured Notes
               10.00%, 12/1/04                        B2            925        950,437
              Weirton Steel Corp.
               Sr. Notes
               11.375%, 7/1/04                        B2            500        482,500

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Wheeling-Pittsburg Corp.
               Sr. Notes
               9.25%, 11/15/07                        B2   $        750   $    705,000
                                                                          ------------
              GROUP TOTAL                                                    7,295,593
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (1.4%)
              AEP Industries, Inc.
               Sr. Sub. Notes
               9.875%, 11/15/07                       B2            250        241,875
              BPC Holding Corp.
               Series B,
               Sr. Secured Notes
               12.50%, 6/15/06                      Caa3            959        942,218
              Container Corp.
               of America
               Gtd. Sr. Notes
               9.75%, 4/1/03                          B1            500        510,000
              Crown Cork & Seal
               Co., Inc.
               Notes
               7.125%, 9/1/02                       Baa2            210        206,587
         (3)  Crown Packaging
               Enterprises Ltd.
               Yankee Sr. Secured
               Discount Notes
               0.00%, 8/1/06                         Ca1          2,450          1,225
              Gaylord Container Corp.
               Series B, Sr. Notes
               9.75%, 6/15/07                         B3            700        658,000
              Radnor Holdings, Inc.
               Series B,
               Gtd. Sr. Notes
               10.00%, 12/1/03                        B2            500        500,000
              Stone Container
               Finance Co.
               Yankee Gtd. Sr. Notes
               11.50%, 8/15/06                        B2            530        563,788
                                                                          ------------
              GROUP TOTAL                                                    3,623,693
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (2.7%)
              Ainsworth Lumber
               Co., Ltd.
               Yankee
               Sr. Secured Notes
               12.50%, 7/15/07                        B3          1,900      2,090,000
              Color Spot Nurseries
               Sr. Sub. Notes
               10.50%, 12/15/07                     Caa1          1,000        725,000
              Crown Paper Co.
               Sr. Sub. Notes
               11.00%, 9/1/05                         B3            550        335,500
              QUNO Corp.
               Yankee Sr. Notes
               9.125%, 5/15/05                      Baa3            315        330,596
              Repap New
               Brunswick, Inc.
               Sr. Secured Debentures
               10.625%, 4/15/05                       B3            800        744,000
              Riverwood
               International Corp.
               Gtd. Sr. Notes
               10.875%, 4/1/08                      Caa1            600        588,000

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
              SD Warren Co.:
               Series B, Sr. Sub. Notes
               12.00%, 12/15/04                       B1   $      1,000   $  1,042,500
               Debentures
               14.00%, 12/15/06                      N/R            995      1,138,844
                                                                          ------------
              GROUP TOTAL                                                    6,994,440
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (2.4%)
              American Lawyer Media
               Holdings, Inc.
               Gtd. Sr. Notes
               9.75%, 12/15/07                        B1            450        444,375
              Ampex Corp.
               Series B, Sr. Notes
               12.00%, 3/15/03                       N/R            750        753,750
              Belo (A.H.) Corp.
               Sr. Notes
               6.875%, 6/1/02                       Baa2            250        245,938
         (3)  Earthwatch, Inc.
               Units
               0.00%, 7/15/07                        N/R            900        618,750
              Hollinger International
               Publishing
               Gtd. Sr. Notes
               9.25%, 3/15/07                        Ba3          1,000        985,000
         (1)  InterAct Systems, Inc.
               Sr. Discount Notes
               14.00%, 8/1/03                        N/R            950        264,812
              Lamar Advertising Co.
               Gtd. Sr. Sub. Notes
               9.625%, 12/1/06                        B1            250        257,500
         (3)  Liberty Group
               Publishing, Inc.
               Sr. Discount Debentures
               0.00%, 2/1/09                        Caa1            600        300,000
              Mentus Media Corp.
               Units
               12.00%, 2/1/03                        N/R          1,598        495,380
              Printpack, Inc.
               Series B, Sr. Sub. Notes
               10.625%, 8/15/06                     Caa1            300        289,500
              TV Guide, Inc.
               Sr. Sub. Notes
               8.125%, 3/1/09                        Ba3            500        500,000
              Tri-State Outdoor Media
               Sr. Notes
               11.00%, 5/15/08                       N/R          1,023      1,012,770
                                                                          ------------
              GROUP TOTAL                                                    6,167,775
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
REAL ESTATE (0.0%)
              EOP Operating, L.P.
               Sr. Notes
               6.375%, 2/15/03                      Baa1             65         62,238
---------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (6.7%)
              American Restaurant
               Group, Inc.
               Gtd. Sr. Secured Notes
               11.50%, 2/15/03                        B3            750        600,000
              AmeriKing, Inc.
               Sr. Notes
               10.75%, 12/1/06                        B3            250        231,875

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Ameristar Casinos
               Series B, Gtd.
               10.50%, 8/1/04                         B3   $        600   $    604,500
              Aztar Corp
               Sr. Sub. Notes
               8.875%, 5/15/07                        B1            500        483,750
              Bluegreen Corp.
               Gtd. Sr. Secured Notes
               10.50%, 4/1/08                         B3          1,000        873,750
              Boyd Gaming Corp.
               Sr. Sub. Notes
               9.50%, 7/15/07                         B1            150        148,500
              CapStar Hotel Co.
               Sr. Sub. Notes
               8.75%, 8/15/07                         B1            375        346,875
              Casino Magic of Louisiana
               Corp.
               Series B, Gtd. First
               Mortgage Notes
               13.00%, 8/15/03                        B3          1,300      1,465,750
              Colorado Gaming &
               Entertainment Co.
               Gtd. Sr. Notes
               12.00%, 6/1/03                        N/R          1,480      1,180,595
         (2)  Fitzgeralds Gaming Corp.
               Series B,
               Gtd. Sr. Notes
               12.25%, 12/15/04                     Caa3            500        272,500
              Friendly Ice Cream Corp.
               Gtd. Sr. Notes
               10.50%, 12/1/07                        B1            800        686,000
              HMH Properties
               Series B,
               Gtd. Sr. Notes
               7.875%, 8/1/08                        Ba2            500        445,000
              Hard Rock Hotel, Inc.
               Sr. Sub. Notes
               9.25%, 4/1/05                          B3          1,400      1,036,000
              Hollywood Park, Inc.
               Series B,
               Gtd. Sr. Sub. Notes
               9.50%, 8/1/07                          B2            675        675,000
              Horseshoe Gaming
               Holdings:
               Series B,
               Sr. Sub. Notes
               9.375%, 6/15/07                        B3          1,000      1,000,000
               8.625%, 5/15/09                        B2            750        723,750
              Intrawest Corp.
               Sr. Notes
               9.75%, 8/15/08                         B1            250        245,625
              Isle of Capri Casinos, Inc.
               Sr. Sub. Notes
               8.75%, 4/15/09                         B3            450        415,125
              Lodgian Financing Corp.
               Sr. Sub. Notes
               12.25%, 7/15/09                        B3            500        495,000
         (1)  Majestic Star Casino, L.L.C.
               Secured Notes
               10.875%, 7/1/06                        B2            500        480,000

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
              Mohegan Tribal Gaming
               Authority
               Sr. Notes
               8.125%, 1/1/06                        Ba1   $        900   $    882,000
              Park Place
               Entertainment Corp.
               Sr. Notes
               8.50%, 11/15/06                      Baa3            115        113,562
              Prime Hospitality Corp.
               Secured First
               Mortgage Notes
               9.25%, 1/15/06                        Ba2            850        847,875
              Romacorp, Inc.
               Sr. Notes
               12.00%, 7/1/06                         B3            750        680,625
              Sante Fe Hotel, Inc.
               Gtd. First Mortgage
               Notes
               11.00%, 12/15/00                     Caa2            704        689,920
              Station Casinos
               Sr. Sub. Notes
               9.75%, 4/15/07                         B2          1,400      1,414,000
                                                                          ------------
              GROUP TOTAL                                                   17,037,577
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
RETAIL (3.7%)
         (3)  Advance Holdings Corp.
               Series B, Sr. Discount
               Debentures
               0.00%, 4/15/09                       Caa2          1,500        778,125
              Advance Stores Co.
               Gtd. Sr. Sub. Notes
               10.25%, 4/15/08                      Caa1          2,000      1,735,000
              Dairy Mart Convenience
               Stores, Inc.
               Sr. Sub. Notes
               10.25%, 3/15/04                        B3            275        226,188
              Finlay Enterprises, Inc.
               Sr. Debentures
               9.00%, 5/1/08                          B2            400        352,500
              Finlay Fine Jewelry Corp.
               Gtd. Sr. Notes
               8.375%, 5/1/08                        Ba3          1,050        971,250
              Jitney-Jungle Stores of
               America, Inc.
               Gtd. Sr. Sub. Notes
               10.375%, 9/15/07                       B3            300          6,000
              Jo-Ann Stores, Inc.
               Sr. Sub. Notes
               10.375%, 5/1/07                        B2            250        244,375
              K Mart Corp.
               Debentures
               7.75%, 10/1/12                        Ba2          1,175      1,064,844
         (3)  Mrs. Fields Holding Co.
               Units
               0.00%, 12/1/05                       Caa2          1,750        980,000
              Mrs. Fields Original
               Cookies, Inc.:
               Gtd. Sr. Notes
               10.125%, 12/1/04                      N/R          1,400      1,139,250
         (1)   10.125%, 12/1/04                       B2            250        203,437
              Pantry, Inc.
               Sr. Sub. Notes
               10.25%, 10/15/07                       B3            550        539,000

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Pathmark Stores, Inc.
               Sr. Sub. Notes
               9.625%, 5/1/03                       Caa1   $      1,100   $    814,000
              Saks, Inc.:
               Gtd.
               7.00%, 7/15/04                       Baa3             90         84,825
               8.25%, 11/15/08                      Baa3             80         78,200
              Wal-Mart Stores, Inc.
               Sr. Notes
               6.875%, 8/10/09                       Aa2            165        160,659
                                                                          ------------
              GROUP TOTAL                                                    9,377,653
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (20.1%)
         (3)  COLT Telecom Group plc
               Yankee Units
               0.00%, 12/15/06                        B1            400        352,000
         (3)  Call-Net
               Enterprises, Inc.
               Sr. Discount Notes
               0.00%, 5/15/09                         B2            500        244,375
         (3)  Clearnet
               Communications, Inc.
               Yankee
               Sr. Discount Notes
               0.00%, 12/15/05                        B3          1,050      1,029,000
              Concentric Network Corp.
               Units
               12.75%, 12/15/07                      N/R            750        793,125
         (3)  DTI Holdings, Inc.
               Units
               0.00%, 3/1/08                         N/R          1,850        666,000
              Dobson/Sygnet
               Communications, Co.
               Sr. Notes
               12.25%, 12/15/08                      N/R          1,300      1,439,750
         (3)  Dolphin Telecom plc:
               Sr. Discount Notes
               0.00%, 6/1/08                        Caa1            750        343,125
               Series B,
               Yankee
               Sr. Discount Notes
               14.00%, 5/15/09                      Caa1            700        328,125
         (3)  e.spire Communications, Inc.
               Sr. Discount Notes
               0.00%, 11/1/05                        N/R          2,700      1,350,000
              Exodus
               Communications, Inc.
               Sr. Notes
               11.25%, 7/1/08                        N/R            550        570,625
         (3)  Focal Communications
               Corp.
               Sr. Discount Notes
               0.00%, 2/15/08                        N/R          1,400        868,000
         (3)  GST USA, Inc.
               Gtd. Sr. Discount Notes
               0.00%, 12/15/05                       N/R          1,800      1,320,750
              Global Crossing
               Holdings, Ltd.
               Gtd. Sr. Notes
               9.625%, 5/15/08                       N/R          1,150      1,147,125

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
              Globalstar, L.P. /
               Globalstar Capital Corp.:
               Sr. Notes
               10.75%, 11/1/04                        B3   $      1,000   $    652,500
               11.25%, 6/15/04                      Caa1            200        133,000
               11.50%, 6/1/05                         B3            500        336,250
              Globix Corp.
               Sr. Notes
               13.00%, 5/1/05                        N/R          1,000      1,010,000
         (3)  Golden Sky DBS, Inc.
               Series B,
               Sr. Discount Notes
               0.00%, 3/1/07                        Caa1            250        152,188
         (3)  Hyperion
               Telecommunications,
               Inc.
               Series B,
               Sr. Discount Notes
               0.00%, 4/15/03                         B3            450        400,500
         (3)  ICG Holdings, Inc.:
               Gtd. Sr. Discount Notes
               0.00%, 9/15/05                         B3            650        562,250
               0.00%, 5/1/06                          B3            600        453,000
               0.00%, 3/15/07                         B3          1,750      1,141,875
         (3)  ICG Services, Inc.:
               Sr. Discount Notes
               0.00%, 2/15/08                        N/R            500        262,500
               0.00%, 5/1/08                         N/R          1,350        681,750
              ITC DeltaCom, Inc.
               Sr. Notes
               11.00%, 6/1/07                         B2            259        271,950
              IXC Communications, Inc.
               Sr. Sub. Notes
               9.00%, 4/15/08                         B1            500        505,000
              Intermedia
               Communications, Inc.
               Sr. Notes
               8.875%, 11/1/07                        B2            200        188,000
              Jordan Telecommunications
               Products, Inc.:
               Series B,
               Sr. Notes
               9.875%, 8/1/07                        N/R            270        290,925
         (3)   Sr. Discount Notes
               0.00%, 8/1/07                          B3            425        449,438
              KMC Telecom
               Holdings, Inc.
               Sr. Notes
               13.50%, 5/15/09                      Caa2            500        492,500
         (3)  Knology Holdings, Inc.
               Sr. Discount Notes
               0.00%, 10/15/07                       N/R          1,000        658,750
              Level 3
               Communications, Inc.:
               Sr. Notes
               9.125%, 5/1/08                         B3          1,150      1,086,750
         (3)   Sr. Discount Notes
               0.00%, 12/1/08                         B3          1,000        603,750
              Logix Communications
               Enterprises
               Sr. Notes
               12.25%, 6/15/08                       N/R          1,000        797,500

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
              MCI Worldcom, Inc.
               Sr. Unsecured Notes
               6.50%, 4/15/10                       Baa2   $        125   $    115,938
         (3)  McLeod USA, Inc.:
               Sr. Discount Notes
               0.00%, 3/1/07                          B2            800        648,000
               Sr. Notes
               9.25%, 7/15/07                         B2            400        401,000
               9.50%, 11/1/08                         B2          1,000      1,012,500
              Metromedia
               International Group
               Series B,
               Sr. Discount Notes
               10.50%, 9/30/07                       N/R          2,635      1,238,259
              MetroNet
               Communications Corp.:
               Sr. Discount Notes
               10.75%, 11/1/07                         B          1,100        907,500
         (3)   0.00%, 6/15/08                         B3          1,000        786,250
              Microcell
               Telecommunications, Inc.
               Series B, Yankee
               Sr. Discount Notes
               14.00%, 6/1/06                         B3            470        413,600
         (3)  Millicom
               International Cellular
               Yankee Sr. Sub.
               Discount Notes
               0.00%, 6/1/06                        Caa1            850        698,062
         (3)  NEXTLINK
               Communications, Inc.:
               Sr. Discount Notes
               0.00%, 4/15/08                         B3          1,700      1,079,500
               Sr. Notes
               12.50%, 4/15/06                        B3            350        378,000
               10.75%, 11/15/08                       B3            500        515,000
         (3)  Nextel
               Communications, Inc.
               Sr. Discount Notes
               0.00%, 2/15/08                         B2          1,700      1,194,250
              Orange plc
               Sr. Notes
               9.00%, 6/1/09                          B3            100        106,000
              Orbital Imaging Corp.
               Series B, Sr. Notes
               11.625%, 3/1/05                       N/R            500        326,250
              Orion Network
               Systems, Inc.
               Gtd. Sr. Notes
               11.25%, 1/15/07                        B2            500        375,000
              PSINET, Inc.
               Sr. Notes
               11.50%, 11/1/08                        B3          1,050      1,102,500
         (3)  PTC International Finance B.V.
               Gtd. Sr. Sub. Notes
               0.00%, 7/1/07                          B3            350        232,313
         (3)  Pagemart Nationwide, Inc.
               Sr. Discount Notes
               0.00%, 2/1/05                          B3          1,750      1,520,312
         (1)  Pegasus Communications Corp.
               Sr. Sub. Notes
               12.50%, 8/1/07                        N/R            750        808,125

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
         (3)  Qwest Communications
               International, Inc.
               Sr. Discount Notes
               0.00%, 10/15/07                        B2   $      1,100   $    892,375
         (3)  RCN Corp.:
               Series B,
               Sr. Discount Notes
               0.00%, 2/15/08                         B3            900        592,875
               Sr. Notes
               10.125%, 1/15/10                       B3            500        498,750
              RSL Communications plc: Yankee
               Gtd. Sr. Notes 9.125%, 3/1/08          B3            200        179,000
               10.50%, 11/15/08                       B3            250        239,375
               9.875, 11/15/09                        B2          1,100        992,750
              Rhythms Netconnections, Inc.:
               Sr. Notes
               12.75%, 4/15/09                        B3            250        241,875
               Units
               13.00%, 5/15/08                       N/R          1,500        810,000
              Rogers Cablesystems Ltd.
               Series B,
               Yankee Sr. Secured 2nd
               Priority Notes
               10.00%, 3/15/05                       Ba3            250        267,500
              Rogers Cantel, Inc.
               Yankee Sr. Secured Debentures
               9.375%, 6/1/08                        Ba3            350        364,000
              Sprint Capital Corp. Medium
               Term Notes 6.875%, 11/15/01          Baa1            300        297,375
              Sprint Spectrum L.P. / Sprint
               Spectrum Finance Corp.
               Sr. Notes
               11.00%, 8/15/06                        B2          1,500      1,659,240
              Star Choice
               Communications, Inc.
               Yankee Sr. Notes
               13.00%, 12/15/05                      N/R            500        503,125
              Startec Global Communications
               Corp. Units
               12.00%, 5/15/08                       N/R            750        635,625
              Telesystem International
               Wireless
               Series B,
               Sr. Discount Notes
               13.25%, 6/30/07                      Caa1            500        304,375
              Teligent, Inc.
               Sr. Notes
               11.50%, 12/1/07                      Caa1            750        731,250
      (1)(3)  Tritel PCS, Inc.
               Sr. Discount Notes
               0.00%, 5/15/09                         B3            500        316,875
         (3)  Triton PCS, Inc.
               Gtd.
               0.00%, 5/1/08                          B3            800        567,000
      (1)(3)  US Unwired, Inc.
               Sr. Discount Notes
               0.00%, 11/1/09                       Caa1            700        415,625

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
         (1)  US West Communications, Inc.
               Bonds
               7.20%, 11/1/04                         A2   $        110   $    108,900
              Viatel, Inc.:
               Sr. Notes
               11.25%, 4/15/08                      Caa1            850        847,875
         (1)   11.50%, 3/15/09                        B3          1,098      1,097,605
              Western Wireless Corp.
               Sr. Sub. Notes
               10.50%, 2/1/07                         B3            350        365,750
              Williams Communications
               Group, Inc.
               Sr. Notes
               10.875%, 10/1/09                       B2            500        523,750
         (3)  Winstar Communications, Inc.
               Sr. Discount Notes
               0.00%, 10/15/05                      Caa1          1,600      1,552,000
         (1)  Worldwide Fiber, Inc.
               Sr. Notes
               12.00%, 8/1/09                         B3            800        832,000
                                                                          ------------
              GROUP TOTAL                                                   51,277,605
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
TEXTILES/APPAREL (1.3%)
              Iron Age Corp.
               Sr. Sub. Notes
               9.875%, 5/1/08                         B3            250        184,688
              Maxim Group, Inc. Series B,
               Gtd. Sr. Sub. Notes
               9.25%, 10/15/07                        B2            700        558,250
              Phillips-Van-Heusen Corp.
               Sr. Sub. Notes
               9.50%, 5/1/08                          B1            800        746,000
              Pillowtex Corp.
               Gtd. Sr. Sub. Notes
               10.00%, 11/15/06                       B2            500        215,000
              Simmons Co.
               Series B,
               Sr. Sub. Notes
               10.25%, 3/15/09                        B3            650        628,875
              Tropical Sportswear
               International
               Series A,
               Gtd. Sr. Notes
               11.00%, 6/15/08                        B3            600        576,000
              William Carter Co. Series A,
               Sr. Sub. Notes
               10.375%, 12/1/06                       B3            500        436,875
                                                                          ------------
              GROUP TOTAL                                                    3,345,688
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
TRANSPORTATION (1.8%)
              AirTran Airlines, Inc.
               Sr. Notes
               10.50%, 4/15/01                       N/R          1,000        967,500
              Canadian Airlines Corp.
               Sr. Notes
               12.25%, 8/1/06                       Caa2          1,950      1,106,625

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
              Golden Ocean Group, Ltd.
               Gtd. Sr. Notes
               10.00%, 8/31/01                        B3   $      1,148   $     63,140
              Hermes Europe Railtel B.V.
               Sr. Notes
               11.50%, 8/15/07                        B3          1,000      1,030,000
              Norfolk Southern Corp.:
               Bonds
               7.70%, 5/15/17                       Baa1             75         73,500
               Series A,
               Medium Term Notes
               7.40%, 9/15/06                       Baa1             40         39,500
              Pegasus Shipping (Hellas),
               Ltd.
               Series A,
               First Preferred Ship Mortgage
               Notes
               11.875%, 11/15/04                      B3            300         92,250
              Sea Containers, Ltd. Yankee
               Sr. Notes
               10.75%, 10/15/06                      Ba3            500        496,250
              Trans World Airlines, Inc.
               Sr. Notes
               11.375%, 3/1/06                      Caa1          1,500        626,250
                                                                          ------------
              GROUP TOTAL                                                    4,495,015
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
WASTE MANAGEMENT (0.5%)
         (1)  Waste Systems
               International, Inc.
               Sub. Notes
               7.00%, 5/13/05                        N/R          1,500      1,245,000
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $242,464,419)                                                      211,021,489
                                                                          ------------
---------------------------------------------------------------------------------------
GOVERNMENT & AGENCY SECURITIES (1.3%)
---------------------------------------------------------------------------------------
-----------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.0%)
               6.00%, 7/1/29                         Aaa            768        702,837
               6.00%, 7/1/29                         Aaa            316        288,748
               6.50%, 7/1/29                         Aaa            632        595,149
              FGLMC,
               Gold Pool #C00835
               6.50%, 7/1/29                         Aaa            663        624,637
              STRIPS,
               Series H, Class 2
               11.50%, 5/1/09                        Aaa            520        572,267
                                                                          ------------
              GROUP TOTAL                                                    2,783,638
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.1%)
              Various Pools:
               10.50%, 9/15/15                       Aaa             33         36,282
               10.50%, 9/15/15                       Aaa             19         20,311
               10.50%, 12/15/15                      Aaa              3          3,384
               10.50%, 3/15/16                       Aaa             26         27,883
               10.50%, 8/15/16                       Aaa             34         36,837
                                                                          ------------
              GROUP TOTAL                                                      124,697
                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
-----------------
UNITED STATES TREASURY NOTES (0.2%)
              TIPS
               3.875%, 4/15/29                       Aaa   $        405   $    378,132
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT & AGENCY SECURITIES
  (Cost $3,267,345)                                                          3,286,467
                                                                          ------------
---------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.7%)
              Commercial Mortgage Asset
               Trust
               Series 1999, Class A3
               6.64%, 1/17/32                        Aaa            310        291,594
              GMAC Commercial Mortgage
               Securities, Inc.:
               6.853%, 9/15/06                       Aaa             80         78,375
               6.945%, 9/15/33                       Aaa            550        524,285
              Heller Financial Commercial
               Mortgage
               Series 1999-PH1, Class A2
               6.847%, 5/15/31                       Aaa            385        368,156
              Morgan Stanley Capital I
               Series 1998-XL1, Class A3
               6.48%, 6/3/30                         N/R            360        338,513
              Nomura Asset Securities Corp.
               Series 1998-D6, Class A1B6
               6.59%, 3/17/28                        Aaa            310        292,756
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $2,021,129)                                                          1,893,679
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
ASSET BACKED OBLIGATIONS (1.7%)
              Chase Credit Card Master Trust
               Series 1999-3, Class A
               6.66%, 1/15/07                        Aaa            420        414,881
         (1)  Constellation Finance, L.L.C.
               Series 1997-1, Class 1
               9.80%, 12/14/02                       N/R            250        232,500
              Contimortgage Home Equity Loan
               Trust
               7.22%, 1/15/28                        Aaa            125        122,734
              Green Tree Financial Corp.
               Manufactured Housing
               Installment Sale Contracts:
               Series 1993-4, Class B1
               7.20%, 1/15/19                       Baa3          1,424      1,363,342
              Green Tree Recreational,
               Equipment & Consumer Trust,
               Consumer Products & Equipment
               Retail Installment Sale
               Contracts
               Series 1997-C, Class A-1,
               6.49%, 2/15/18                        N/R            445        439,064

---------------------------------------------------------------------------------------
                                                Moody's        Face
                                                Ratings       Amount          Value
                                              (Unaudited)      (000)       (Note A-1)
              MBNA Master Credit Card Trust:
               Series 1999-G, Class A
               6.35%, 12/15/06                       Aaa   $        130   $    126,588
               Series 1997-I, Class A
               6.55%, 1/15/07                        Aaa            160        157,000
              Peco Energy Transition Trust:
               Series 1999-A, Class A6
               6.05%, 3/1/09                         Aaa             90         84,712
               Series 1999-A, Class A7
               6.13%, 3/1/09                         Aaa            335        309,875
              Prudential Securities Secured
               Financing Corp.
               Series 1999-C2, Class A2,
               7.193%, 4/15/09                       Aaa            385        377,420
              Residential Asset Securities
               Corp.
               Series 1999-KS3, Class AI2
               7.075%, 9/25/20                       Aaa            125        124,355
              Standard Credit Card Master
               Trust
               Series 1994-2, Class A
               7.25%, 4/7/08                         Aaa            420        415,405
              UCFC Home Equity Loan:
               Series 1996-B1, Class A7
               8.20%, 9/15/27                        Aaa            110        109,089
               Series 1998-A, Class A7,
               6.87% 7/15/29                         Aaa             50         45,422
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $4,366,932)                                                          4,322,387
                                                                          ------------
---------------------------------------------------------------------------------------

                                                   Shares/
                                                    Units
--------------------------------------------------------------------------
-----------------
COMMON STOCKS (5.4%)
--------------------------------------------------------------------------
-----------------
BROADCASTING (0.8%)
      (4)  UnitedGlobalCom, Inc.,
            Class A                                  26,756      1,889,642
                                                              ------------
--------------------------------------------------------------------------
-----------------
CABLE (0.0%)
   (1)(4)  OpTel, Inc.                                1,000             10
                                                              ------------
--------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.2%)
      (4)  Coinstar, Inc.                            11,887        166,418
      (4)  Concentric Network Corp.                   9,510        293,027
      (4)  Crown Packaging Enterprises, Ltd.        253,746          2,537
                                                              ------------
           GROUP TOTAL                                             461,982
                                                              ------------
--------------------------------------------------------------------------
-----------------
ENERGY (0.0%)
      (4)  Abraxas Petroleum Corp.                   92,408         86,633
                                                              ------------
--------------------------------------------------------------------------
-----------------
ENTERTAINMENT (0.1%)
           Premier Holdings, Ltd.                    66,653        174,964
                                                              ------------

    The accompanying notes are an integral part of the financial statements.

                                                   Shares/       Value
                                                    Units      (Note A-1)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
   (4)(5)  Westfed Holdings, Inc. Class B
            (acquired 9/20/88, cost $383)            12,670   $          0
                                                              ------------
--------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (0.7%)
   (4)(5)  Dr. Pepper Bottling Holdings, Inc.
            Class A (acquired 2/25/97, cost
            $1,181,250)                              75,000      1,875,000
   (1)(4)  Specialty Foods Corp.                     30,000          1,500
                                                              ------------
           GROUP TOTAL                                           1,876,500
                                                              ------------
--------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (0.1%)
(4)(5)(6)  CIC I Acquisition Corp.
            (acquired 10/18/89, cost $1,076,715)      2,944        273,056
                                                              ------------
--------------------------------------------------------------------------
-----------------
METALS & MINING (0.0%)
      (4)  Sheffield Steel Corp.                      6,250         12,500
                                                              ------------
--------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.1%)
(1)(4)(6)  Mail-Well, Inc.                           21,306        287,631
                                                              ------------
--------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.1%)
      (4)  Elsinore Corp.                            86,538         32,452
      (4)  Isle of Capri Casinos, Inc.               20,634        197,398
   (1)(4)  Motels of America, Inc.                      500          9,000
                                                              ------------
           GROUP TOTAL                                             238,850
                                                              ------------
--------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (3.3%)
      (4)  Advanced Radio Telecom Corp.              18,211        437,064
   (1)(4)  CompleTel Holdings, LLC
            Class B                                   6,500          6,500
      (4)  e. spire Communications Inc               28,337        164,709
      (4)  Globix Corp.                               7,040        422,400
      (4)  ICG Communications, Inc.                   2,145         40,219
      (4)  Intermedia Communications, Inc.            6,217        241,297
      (4)  Loral Space & Communications                 302          7,342
      (4)  Microcell Telecommunications,
            Class B                                   3,436        112,958
      (4)  Nextel Communications, Inc.
            Class A                                     310         31,969
      (4)  Price Communications Corp.                88,727      2,467,719
   (1)(4)  Spanish Broadcasting System, Inc.
            Class B                                 107,100      4,284,000
      (4)  Viatel, Inc.                               3,424        183,612
                                                              ------------
           GROUP TOTAL                                           8,399,789
                                                              ------------
--------------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $4,479,212)                                             13,701,557
                                                              ------------
--------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (3.5%)
--------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.4%)
           GPA Group plc
            7% Second Preferred Cum. Conv.        2,125,000      1,094,375
                                                              ------------
--------------------------------------------------------------------------
-----------------
                                                   Shares/       Value
                                                    Units      (Note A-1)
--------------------------------------------------------------------------
BROADCASTING (0.3%)
           Benedek Communications Corp.
            11.50% Sr. Exchangeable                     150   $    130,500
      (4)  Pegasus Communications Corp.
            12.75% Cum. Exchangeable,
            Series A                                     84         88,200
           Pegasus Communications Corp.
            Units                                       250        278,000
      (4)  Source Media, Inc.
            13.50% Units                             71,728        322,776
                                                              ------------
           GROUP TOTAL                                             819,476
                                                              ------------
--------------------------------------------------------------------------
-----------------
CABLE (0.4%)
           Adelphia Communications Corp.
            13% Cum. Exchangeable, Series B           5,000        555,000
      (4)  DIVA Systems Corp.
            Series D                                 56,913        455,304
      (4)  NTL, Inc.
            13% Exchangeable, Series B                    1            611
                                                              ------------
           GROUP TOTAL                                           1,010,915
                                                              ------------
--------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.3%)
      (1)  Deutsche Bank Capital Funding Tr I
            7.872% Non-cumulated                    120,000        112,438
           Lehman Brothers Holdings:
            5.67%                                     1,100         43,450
            5% Convertible, Series B                  2,700         75,600
            5.94% Series C                            1,300         53,300
           Olympic Financial, Ltd.
            Units
            11.50%, 3/15/07                         475,000        484,500
      (6)  Westfed Holdings, Inc.
            Class A (acquired 9/20/88-6/18/93,
            cost $3,611,992)                         42,759         42,759
                                                              ------------
           GROUP TOTAL                                             812,047
                                                              ------------
--------------------------------------------------------------------------
-----------------
METALS & MINING (0.1%)
      (1)  International Utility
            Structures, Inc.:
            13% Units                                   150        140,625
            14% Units                                    28          2,296
                                                              ------------
           GROUP TOTAL                                             142,921
                                                              ------------
--------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.2%)
           Primedia, Inc.
            10% Cum. Exchangeable, Series D           5,000        512,500
                                                              ------------
--------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.2%)
           AmeriKing, Inc.
            13% Cum. Exchangeable                    21,308        468,776
                                                              ------------
--------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (1.6%)
           e. spire Communications, Inc.
            12.75%                                      318         63,600
           Intermedia Communications, Inc.:
            13.50% Exchangeable, Series B               349        342,020
      (1)   7% Jr. Convertible, Series E             44,000      1,485,000
      (4)  NEXTLINK Communications, Inc.
            14% Cum. Exchangeable                    13,869        776,664

    The accompanying notes are an integral part of the financial statements.

                                                   Shares/       Value
                                                    Units      (Note A-1)
--------------------------------------------------------------------------
           Nextel Communications, Inc.
            13% Exchangeable, Series D                1,060   $  1,097,100
           Rural Cellular Corp.
            11.375% Sr. Exchangeable                    293        301,057
                                                              ------------
           GROUP TOTAL                                           4,065,441
                                                              ------------
--------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $12,304,488)                                             8,926,451
                                                              ------------
--------------------------------------------------------------------------
-----------------
RIGHTS (0.2%)
           Abraxas Petroleum Corp.
            expiring 12/21/00                        92,408            924
   (4)(5)  Primestar, Inc.
            Share Appreciation Right
            expiring 5/10/00                          6,562        327,601
      (4)  Terex Corp.
            expiring 5/15/02                          6,000         84,000
--------------------------------------------------------------------------
-----------------
TOTAL RIGHTS
  (Cost $0)                                                        412,525
                                                              ------------
--------------------------------------------------------------------------
-----------------
WARRANTS (0.6%)
--------------------------------------------------------------------------
      (4)  Ampex Corp.
            expiring 3/15/03                         26,000         82,880
   (1)(4)  Australis Holdings Pty. Ltd.
            expiring 10/30/01                         2,250             23
      (4)  CHC Helicopter Corp.
            expiring 12/15/00                         6,000          6,000
      (4)  CHI Energy, Inc.:
            Series B, expiring 11/8/03                7,578         18,195
            Series C, expiring 11/8/05                4,919         11,810
      (4)  Crown Packaging Holdings, Ltd.
            expiring 11/1/03                          2,000            160
      (4)  Dairy Mart Convenience Stores, Inc.
            expiring 12/1/01                         11,665          4,098
      (4)  Decrane Aircraft Holdings
            expiring 9/30/08                            800              0
   (1)(4)  DIVA Systems Corp.
            expiring 5/15/06                          1,925        699,930
            expiring 3/1/08                           8,325         99,900
   (1)(4)  DTI Holdings, Inc.
            expiring 3/1/08                           9,250             93
      (4)  Golden Ocean Group, Ltd.
            expiring 8/31/01                          1,032              0
      (4)  HF Holdings, Inc.
            expiring 09/27/09                         9,752         97,520
   (1)(4)  InterAct Systems, Inc.
            expiring 8/1/03                             750              0
      (4)  Isle of Capri Casinos, Inc.
            expiring 5/3/01                           2,646             26
   (1)(4)  Key Energy Services
            expiring 1/15/09                          1,250         31,250
      (4)  McCaw International Ltd.
            expiring 4/15/07                          1,000          2,500
   (1)(4)  Mentus Media Corp.
            expiring 2/1/08                           3,757             38
      (4)  PLD Telekom, Inc.
            expiring 6/1/06                           1,610         64,400
      (4)  Source Media, Inc.
            expiring 11/1/07                         30,731        307,313
   (1)(4)  Star Choice Communications, Inc.
            expiring 12/5/05                         11,580   $     46,134
                                                   Shares/       Value
                                                    Units      (Note A-1)
--------------------------------------------------------------------------
      (4)  Startec Global Communications Corp.
            expiring 5/15/08                            750            750
      (4)  USN Communications, Inc.
            expiring 8/15/04                          7,600              0
      (4)  Wright Medical Technology
            expiring 6/30/03                            618              6
--------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $3,065,685)                                              1,473,026
                                                              ------------
--------------------------------------------------------------------------
-----------------
TOTAL DOMESTIC SECURITIES
  (Cost $271,969,210)                                          245,037,581
                                                              ------------
--------------------------------------------------------------------------

                                      Moody's         Face
                                      Ratings        Amount
                                    (Unaudited)      (000)
-----------------------------------------------------------------------------
-----------------
FOREIGN SECURITIES (1.3%)
-----------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (1.3%)
-----------------------------------------------------------------------------
-----------------
FINLAND (0.1%)
      (7)  Okobank Perpetual
            Medium Term Notes
            5.739%, 3/29/49              A3          USD  $140        133,000
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
FRANCE (0.1%)
      (7)  Credit Lyonnais Paris
            6.563%, 9/19/49            Baa2          USD   210        197,400
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
ISRAEL (0.1%)
      (1)  Israel Electric Corp.,
            Ltd.
            Notes
            8.25%, 10/15/09              A3          USD   250        250,000
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
NETHERLANDS (0.5%)
      (3)  CompleTel Europe N.V.
            Yankee Gtd.
            0.00%, 2/15/09             Caa2          USD   650        364,000
      (1)  United Pan Europe N.V.
            Sr. Notes
            10.875%, 8/1/09              B2          USD   850        863,813
                                                                 ------------
           GROUP TOTAL                                              1,227,813
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
POLAND (0.2%)
      (1)  PTC International
            Finance II SA
            Gtd.
            11.25%, 12/1/09              B2          USD   500        488,126
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
SWEDEN (0.3%)
      (7)  ForeningsSparbanken AB
            Perpetual Jr. Sub.
            Medium Term Notes
            6.438%, 12/29/49           Baa2          USD   500        495,000

    The accompanying notes are an integral part of the financial statements.

                                      Moody's         Face
                                      Ratings        Amount         Value
                                    (Unaudited)      (000)        (Note A-1)
-----------------------------------------------------------------------------
           Skandinaviska Enskilda
            Banken AB
            Perpetual Sub. Notes
            6.625%, 3/29/49            Baa1          USD  $400   $    392,848
                                                                 ------------
           GROUP TOTAL                                                887,848
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $3,191,376)                                                 3,184,187
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
GOVERNMENT OBLIGATIONS (0.0%)
-----------------------------------------------------------------------------
-----------------
ARGENTINA (0.0%)
           Republic of Argentina
            Series B, Gtd.
            Zero Coupon, 4/15/01
            (Cost $112,707)             Ba3          USD   125        110,938
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TOTAL FOREIGN SECURITIES
  (Cost $3,304,083)                                                 3,295,125
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TIME DEPOSITS (0.3%)
  (Cost $848,000)                                                     848,000
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (97.8%)
  (Cost $276,121,293)                                             249,180,706
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
OTHER ASSETS IN EXCESS OF LIABILITIES
 (2.2%)                                                             5,676,249
                                                                 ------------
-----------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
           Applicable to 34,708,369 issued and outstanding
            $.001 par value shares (authorized 100,000,000
            shares)                                              $254,856,955
                                                                 ============
=============================================================================

N/R--Not Rated.
STRIPS--Separate Trading of Registered Interest and Principal Securities.
TIPS--Treasury Inflation Protected Securities.
(1)  144A Security. Certain conditions for public sale may exist.
(2)  Defaulted security.
(3) Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
(4)  Non-income producing security.
(5) Restricted as to private and public resale. Total cost of restricted securities at December 31, 1999 aggregated $2,258,348. Total market value of restricted securities owned at December 31, 1999 was $2,475,657 or 0.97% of net assets.
(6) Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.
(7) Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
                                          December 31, 1999
-----------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $276,121,293) (Note A-1)....       $249,180,706
    Receivables:
      Interest Receivable (Note A-4)....          6,116,054
      Receivable for Investments Sold...             40,249
      Other Assets......................              5,447
-----------------------------------------------------------
        Total Assets....................        255,342,456
-----------------------------------------------------------
LIABILITIES:
      Investment Advisory Fees (Note
       B)...............................            316,619
      Professional Fees.................             56,858
      Shareholders' Reports.............             32,202
      Administrative Fees (Note C)......             30,576
      Directors' Fees...................              8,897
      Due to Custodian Bank.............              5,784
      Other Liabilities.................             34,565
-----------------------------------------------------------
        Total Liabilities...............            485,501
-----------------------------------------------------------
NET ASSETS..............................       $254,856,955
                                         ==================
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value...        $    34,708
    Capital Paid in Excess of Par
     Value..............................        292,824,686
    Undistributed Net Investment
     Income.............................          2,296,006
    Accumulated Net Realized Loss.......        (13,357,858)
    Unrealized Depreciation on
     Investments........................        (26,940,587)
                                         ------------------
NET ASSETS APPLICABLE TO 34,708,369
  ISSUED AND OUTSTANDING SHARES
  (AUTHORIZED 100,000,000 SHARES).......       $254,856,955
                                         ==================
NET ASSET VALUE PER SHARE...............        $      7.34
===========================================================

STATEMENT OF OPERATIONS
                                         Year Ended
                                  December 31, 1999
---------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-4).........      $27,773,879
    Dividends (Note A-4)........          181,344
---------------------------------------------------
      Total Income..............       27,955,223
---------------------------------------------------
EXPENSES:
    Investment Advisory Fees
     (Note B)...................        1,304,143
    Administrative Fees (Note
     C).........................          203,030
    Shareholders' Reports.......          136,869
    Shareholder Servicing
     Fees.......................           97,691
    Professional Fees...........           88,190
    Custodian Fees..............           80,692
    Directors' Fees and
     Expenses...................           44,847
    Other.......................           85,004
---------------------------------------------------
      Total Expenses............        2,040,466
---------------------------------------------------
      Net Investment Income.....       25,914,757
---------------------------------------------------
NET REALIZED LOSS ON
  INVESTMENTS...................       (5,299,393)
---------------------------------------------------
CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION) ON
  INVESTMENTS...................      (10,358,673)
---------------------------------------------------
Net Realized Loss and Change in
  Unrealized Appreciation
  (Depreciation)................      (15,658,066)
---------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.....      $10,256,691
===================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                     Year Ended          Year Ended
                                                              December 31, 1999   December 31, 1998
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income...................................       $ 25,914,757        $ 24,431,443
    Net Realized Gain (Loss) on Investments.................         (5,299,393)          1,562,674
    Change in Unrealized Appreciation (Depreciation) on
     Investments............................................        (10,358,673)        (24,197,476)
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........         10,256,691           1,796,641
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income...................................        (24,985,674)        (24,942,259)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Common Stock Issued through Reinvestment of
     Distributions (10,356 and 86,170 shares,
     respectively)..........................................             78,652             694,164
---------------------------------------------------------------------------------------------------
      Total Decrease in Net Assets..........................        (14,650,331)        (22,451,454)
---------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Year.......................................        269,507,286         291,958,740
---------------------------------------------------------------------------------------------------
    End of Year (Including undistributed net investment
     income of $2,296,006 and $140,573, respectively).......       $254,856,955        $269,507,286
===================================================================================================

                 FINANCIAL HIGHLIGHTS
                                                                                   Year Ended December 31,
                                                             --------------------------------------------------------------------
           PER SHARE OPERATING PERFORMANCE:                      1999          1998          1997          1996      1995 SECTION
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................       $  7.77       $  8.44       $  8.12       $  8.63         $  8.05
---------------------------------------------------------------------------------------------------------------------------------
Offering Costs.........................................            --            --            --         (0.02)             --
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income..............................          0.75          0.71          0.69          0.75            0.86
    Net Realized and Unrealized Gain (Loss) on
     Investments.......................................         (0.46)        (0.66)         0.39          0.18            0.48
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Activities.................          0.29          0.05          1.08          0.93            1.34
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income..............................         (0.72)        (0.72)        (0.76)        (0.90)          (0.76)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued
 through Rights Offering...............................            --            --            --         (0.52)             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................       $  7.34       $  7.77       $  8.44       $  8.12         $  8.63
=================================================================================================================================
PER SHARE MARKET VALUE, END OF YEAR....................       $  6.06       $  7.56       $  8.75       $  7.63         $  7.88
=================================================================================================================================
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)................................          4.50%         0.47%        14.03%        10.59%*         17.41%
    Market Value.......................................        (11.32)%       (5.68)%       25.90%        10.05%*         24.34%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
=================================================================================================================================
Net Assets, End of Year (Thousands)....................      $254,857      $269,507      $291,959      $280,634        $210,441
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets Including
 Expense Offsets.......................................          0.78%         0.81%         0.84%         0.94%           0.92%
Ratio of Expenses to Average Net Assets................          0.78%         0.81%         0.84%         0.95%             --
Ratio of Net Investment Income to Average Net Assets...          9.90%         8.59%         8.47%         9.23%          10.22%
Portfolio Turnover Rate................................          43.5%         84.7%         97.7%         81.0%           44.1%
---------------------------------------------------------------------------------------------------------------------------------

Section Credit Suisse Asset Management LLC, formerly known as BEA
      Associates replaced CS First Boston Investment management as the Fund's investment adviser effective June 13, 1995.
   *  Adjusted for Rights Offering.
 (1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value, due to differences between the market price of the stock and the net asset value of the Fund.

      Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

Credit Suisse Asset Management Income Fund, Inc., formerly known as BEA Income Fund, Inc. (the "Fund"), was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including restricted investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $259,519 (or 0.10% of net assets) at December 31, 1999. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

5. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

6. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gains distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to timing of the recognition of defaulted bond interest.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and paid in capital.

B. Credit Suisse Asset Management, LLC formerly known as BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50 % of average weekly net assets.

C. Effective March 1, 1999, Brown Brothers Harriman & Co. ("BBH&Co."), replaced Chase Manhattan Bank as the Fund's Administrator and Custodian.

BBH&Co. provides services to the fund. Under the Administration and Custody Agreements, BBH&Co. is paid a fee based on average net assets.

Effective January 25, 1999, BankBoston N.A. replaced Chase Manhattan Bank as the Fund's Transfer Agent.

BankBoston provides transfer agent services to the fund. Under the Transfer Agent Agreement, BankBoston is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by BankBoston.

D. Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $62,725,985 and $68,545,698, respectively, for the year ended December 31, 1999. Purchases and sales of U.S. government and government agency securities aggregated $48,462,436 and $49,777,024, respectively, for the year ended December 31, 1999.

At December 31, 1999, the cost of investments for Federal income tax purposes was $276,126,301. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $26,945,595 of which $18,633,692 related to appreciated securities and $45,579,287 related to depreciated securities.

At December 31, 1999 the Fund had a capital loss carryforward of $12,297,212 available to offset future capital gains of which $3,830,007, $2,261,380 and $6,205,825 will expire on December 31, 2000, 2003 and 2007, respectively. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1999 to December 31, 1999 the Fund incurred and elected to defer until January 1, 2000 for U.S. Federal income tax purposes net losses of approximately $1,055,638.

E. At December 31, 1999, 79.0% of the Fund's net assets comprised high yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

At December 31, 1999, 1.3% of the Fund's net assets comprised foreign currency denominated fixed income securities. Changes in currency exchange rates will affect the value and net investment income from such securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1999.

G. The Fund issued to its shareholders of record as of the close of business on September 27, 1996 transferable Rights to subscribe for up to an aggregate of 10,160,570 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $7.15 per share. During October 1996, the Fund issued a total of 10,160,570 shares of Common Stock on exercise of such Rights. Rights' offering costs of $550,000 were charged directly against the proceeds of the Offering.

H. The Fund, together with other Funds advised by CSAM, LLC have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter, allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal Funds rate plus .50%. At December 31, 1999, there were no loans outstanding for the Fund. During the year ended December 31, 1999 there were no borrowings on this line of credit.

REPORT OF INDEPENDENT ACCOUNTANTS

----------

To the Shareholders and Board of Directors of Credit Suisse Asset Management Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 21, 2000

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                           AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                                         THREE MONTHS ENDED
                                   ----------------------------------------------------------------------------------------------
                                      MARCH 31, 1999         JUNE 30, 1999         SEPTEMBER 30, 1999        DECEMBER 31, 1999
                                   --------------------   --------------------   -----------------------   ----------------------
Investment Income................  $ 6,573       $ 0.19   $ 6,817       $ 0.20   $  6,931         $ 0.20   $ 7,634         $ 0.22
Net Investment Income............    6,085         0.18     6,359         0.18      6,420           0.18     7,051           0.21
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation (Depreciation) on
 Investments and Foreign
 Currency........................   (2,250)       (0.07)   (5,495)       (0.16)    (9,201)         (0.26)    1,288           0.03
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations......................    3,835         0.11       864         0.02     (2,781)         (0.08)    8,339           0.24

                                      MARCH 31, 1998         JUNE 30, 1998         SEPTEMBER 30, 1998        DECEMBER 31, 1998
                                   --------------------   --------------------   -----------------------   ----------------------
Investment Income................  $ 6,624       $ 0.19   $ 6,580       $ 0.19   $  6,687         $ 0.19   $ 6,846         $ 0.20
Net Investment Income............    6,017         0.18     5,973         0.17      6,126           0.18     6,315           0.18
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation (Depreciation) on
 Investments and Foreign
 Currency........................    3,082         0.09    (3,392)       (0.10)   (18,973)         (0.55)   (3,351)         (0.10)
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations......................    9,099         0.27     2,581         0.07    (11,680)         (0.34)    1,797           0.05

                         SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of the Stockholders of the Credit Suisse Asset Management Income Fund, Inc. was held on Monday, May 10, 1999 at the offices of Willkie Farr & Gallagher, 787 7th Avenue, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                                     VOTES IN      VOTES       VOTES
PROPOSAL                                                             FAVOR OF     AGAINST    ABSTAINED
--------                                                            ----------   ---------   ---------
1.    To elect the following four Directors:
      Enrique R. Arzac                                              28,855,681     475,833      --
      Lawrence J. Fox                                               28,951,380     380,134      --
      James S. Pasman, Jr.                                          28,886,113     445,401      --
      William W. Priest, Jr.                                        28,905,317     426,197      --

2.    To ratify the selection of PricewaterhouseCoopers LLP as
      independent public accountants of the Fund until the next
      annual meeting.                                               28,817,109     208,216    306,190

3.    To approve an amendment to the Fund's Articles of
      Incorporation to change the name of the Fund to Credit
      Suisse Asset Management Income Fund, Inc.                     27,723,983   1,063,041    544,490

DESCRIPTION OF INVESTLINK-SM- PROGRAM

---------

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by Credit Suisse Asset Management Income Fund, Inc., (the "Fund"). BankBoston, N.A., will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

    An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

    A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

    The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

    The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

    BankBoston, N.A., as Program Administrator administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

    If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

    Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

    A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

    Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts.

Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

    All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

    A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

    The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

    The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgement and research.

    While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

    Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(888) 697-8026. Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

RECENT DEVELOPMENTS (UNAUDITED)

------------

    Recently, the Securities and Exchange Commission (the "SEC") amended Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the "1934 Act") which governs the Fund's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. In light of these amendments, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); 3) the Board's ultimate authority concerning reimbursement of expenses in soliciting proxies for the election of Directors has been clarified; and 4) the power to amend the By-laws is reserved to the Board of Directors. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.

        4946-AR-99